UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JANUARY 21, 2005



                            HERSHA HOSPITALITY TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                    001-14765               251811499
-----------------------------  ------------------------  -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                   Identification No.)


                          510 WALNUT STREET, 9TH FLOOR
                        PHILADELPHIA, PENNSYLVANIA 19106
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 21, 2005, Hersha Hospitality Trust (the "Company") entered into employment agreements (individually, an "Agreement" collectively, the "Agreements") with David Desfor (Treasurer), Ashish Parikh (Chief Financial Officer), Jay H. Shah (President and Chief Operating Officer), Hasu P. Shah (Chairman and Chief Executive Officer) and Neil H. Shah (Director of Acquisitions and Development) (individually, an "Executive" and collectively, the "Executives"). The following brief description of the Agreements is qualified in its entirety by reference to the full text of each Agreement, copies of which are attached hereto as Exhibits 10.1 through 10.5.

     The terms of the Agreements expire on December 31, 2006, unless non-renewal is given no later than July 3, 2006, except that Jay H. Shah's Agreement expires on December 31, 2008, unless notice of non-renewal is given no later than July 3, 2008. If no such notice is given, then the Agreements shall continue until terminated by either party upon not less than one hundred eighty (180) days notice to the other party setting forth the effective date of termination.

     The Agreements provide for a base salary and certain incentive compensation, including in the forms of stock options or shares of stock of the Company. The Agreements also provide certain compensation in the event of a voluntary or involuntary termination or upon a change of control of the Company, including the following:

     - Upon a termination without cause (as defined in the Agreements), the Company shall continue to pay the Executive's base salary through the end of the twelfth month following the month in which the Termination Without Cause (or, if shorter, the base salary for the balance of the term of the Agreements) plus accrued and unused vacation as of the termination date.
     - Upon a termination without cause or an Executive's resignation for good reason (as defined in the Agreements) within twelve months following a change of control of the Company (as defined in the Agreement), the Company shall (i) fully vest the Executive's share awards and option grants, regardless of any vesting schedule, (ii) pay all base salary and any reimbursable expenses incurred and accrued vacation through the termination date, (iii) pay an amount equal to two times the Executive's then base salary (except that Mr. Jay H. Shah shall receive four times his base salary), and (iv) pay the Executive's insurance benefits for a period of eighteen (18) months after termination; less however, that amount, if any, which would constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended.

     The Agreements also contain certain provisions concerning confidential information, non-competition and non-recruitment.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.


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              Exhibit 10.1  Employment Agreement, dated January 21, 2005, by and between the Company and David Desfor.

              Exhibit 10.2 Employment Agreement, dated January 21, 2005, by and between the Company and Ashish Parikh.

              Exhibit 10.3 Employment Agreement, dated January 21, 2005, by and between the Company and Hasu P. Shah.

              Exhibit 10.4 Employment Agreement, dated January 21, 2005, by and between the Company and Jay H. Shah.

              Exhibit 10.5 Employment Agreement, dated January 21, 2005, by and between the Company and Neil H. Shah.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             HERSHA  HOSPITALITY  TRUST



Date:  January 24, 2005                      By:  Ashish R. Parikh
                                                --------------------------------
                                             Ashish R. Parikh
                                             Chief Financial Officer

                                    EXHIBIT INDEX


EXHIBIT  DESCRIPTION
-------  -----------


   10.1  Employment Agreement, dated January 21, 2005, by and between the Company and
         David Desfor.


   10.2  Employment Agreement, dated January 21, 2005, by and between the Company and
         Ashish Parikh.


   10.3  Employment Agreement, dated January 21, 2005, by and between the Company and
         Hasu P. Shah.


   10.4  Employment Agreement, dated January 21, 2005, by and between the Company and
         Jay H. Shah.


   10.5  Employment Agreement, dated January 21, 2005, by and between the Company and
         Neil H. Shah.


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